EXHIBIT 12
                                                                   PAGE 1 OF 3

                    MIDAMERICAN ENERGY COMPANY (consolidated)

               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)

                                                            Twelve Months Ended                       Twelve Months Ended
                                                 ---------------------------------------    ------------------------------------
                                                               June 30, 1996                           December 31, 1995
                                                 ---------------------------------------    ------------------------------------
                                                                    Supplemental (a)                        Supplemental (a)
                                                                 -----------------------                    --------------------
                                                                                   As                                      As
                                                                 Adjustment     Adjusted                  Adjustment    Adjusted
                                                                 ----------     --------                  ----------    --------
Income from continuing operations ...........       $149,944        $   --      $149,944       $130,406       $   --    $130,406
                                                    --------        ------      --------       --------       -------   --------
Pre-tax (gain) loss of less than
  50% owned persons .........................         14,597            --        14,597         16,482           --     16,482
                                                    --------        ------      --------       --------       -------   --------
Add (Deduct):
Total income taxes ..........................         89,255            --        89,255         67,984           --     67,984
Interest on long-term debt ..................        108,480         3,938       112,418        110,505        4,595    115,100
Other interest charges ......................          9,542            --         9,542          9,449           --      9,449
Interest on leases ..........................            406            --           406          1,088           --      1,088
                                                    --------        ------      --------       --------       ------   --------
                                                     207,683         3,938       211,621        189,026        4,595    193,621
                                                    --------        ------      --------       --------       ------   --------
Earnings available for fixed charges ........        372,224         3,938       376,162        335,914        4,595    340,509
                                                    --------        ------      --------       --------       ------   --------

Fixed charges:
Interest on long-term debt ..................        108,480         3,938       112,418        110,505        4,595    115,100
Other interest charges ......................          9,542            --         9,542          9,449           --      9,449
Interest on leases ..........................            406            --           406          1,088           --      1,088
  Total fixed charges .......................        118,428         3,938       122,366        121,042        4,595    125,637
                                                    --------        ------      --------       --------       ------   --------
Ratio of earnings to fixed charges ..........          3.143            --         3.074          2.775           --      2.710
                                                    =========       ======      ========       ========       ======   ========

Preferred stock dividend requirements .......       $  8,157        $   --      $  8,157       $  8,059       $   --   $  8,059
Ratio of net income before income taxes to
  net income ................................         1.5953            --        1.5953         1.5213           --     1.5213
                                                    --------        ------      --------       --------       ------   --------
Preferred stock dividend requirements before
  income tax ................................         13,012            --        13,012         12,260           --     12,260
                                                    --------        ------      --------       --------       ------   --------
Fixed charges plus preferred stock dividend
  requirements ..............................        131,440         3,938       135,378        133,302        4,595    137,897
                                                    --------        ------      --------       --------       ------   --------

Ratio of earnings to fixed charges plus
  preferred stock dividend requirements
  (pre-income tax basis) ....................          2.832            --         2.779          2.520           --      2.469
                                                      ======        ======        ======         ======       ======     ======

Notes: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12
                                                                   PAGE 2 OF 3

                   MIDAMERICAN ENERGY COMPANY (consolidated)

              COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
            AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                  PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                (In Thousands)
                                  (Unaudited)
                                                           Twelve Months Ended                       Twelve Months Ended
                                                 ---------------------------------------    ------------------------------------
                                                            December 31, 1994                         December 31, 1993
                                                 ---------------------------------------    ------------------------------------
                                                                    Supplemental (a)                        Supplemental (a)
                                                                 -----------------------                    --------------------
                                                                                   As                                      As
                                                                 Adjustment     Adjusted                  Adjustment    Adjusted
                                                                 ----------     --------                  ----------    --------
Income from continuing operations ...........       $136,385        $   --      $136,385       $147,705       $   --    $147,705
                                                    --------        ------      --------       --------       -------   --------
Pre-tax (gain) loss of less than 50% owned
  person ....................................           (270)           --          (270)          (597)          --       (597)
                                                    --------        ------      --------       --------       -------   --------
Add (Deduct):
Total income taxes ..........................         62,349            --        62,349         71,409           --     71,409
Interest on long-term debt ..................        105,753         5,428       111,181        111,065        5,678    116,743
Other interest charges ......................          6,446            --         6,446          5,066           --      5,066
Interest on leases ..........................          1,211            --         1,211          1,876           --      1,876
                                                    --------        ------      --------       --------       ------   --------
                                                     175,759         5,428       181,187        189,416        5,678    195,094
                                                    --------        ------      --------       --------       ------   --------
Earnings available for fixed charges ........        311,874         5,428       317,302        336,524        5,678    342,202
                                                    --------        ------      --------       --------       ------   --------

Fixed charges:
Interest on long-term debt ..................        105,753         5,428       111,181        111,065        5,678    116,743
Other interest charges ......................          6,446            --         6,446          5,066           --      5,066
Interest on leases ..........................          1,211            --         1,211          1,876           --      1,876
                                                    --------        ------      --------       --------       ------   --------
Total fixed charges .........................        113,410         5,428       118,838        118,007        5,678    123,685
                                                    --------        ------      --------       --------       ------   --------
Ratio of earnings to fixed charges ..........          2.750            --         2.670          2.852           --      2,767
                                                    ========        ======      ========       ========       ======   ========

Preferred stock dividend requirements .......      $  10,551        $   --      $ 10,551       $  8,367    $      --    $ 8,367
Ratio of net income before income taxes
  to net income .............................         1.4572            --        1.4572         1.4835           --     1.4835
                                                    --------        ------      --------       --------       ------   --------
Preferred stock dividend requirements
  before income tax .........................         15,374            --        15,374         12,412           --     12,412
                                                    --------        ------      --------       --------       ------   --------
Fixed charges plus preferred stock dividend
  requirements ..............................        128,784         5,428       134,212        130,419        5,678    136,097
                                                    --------        ------      --------       --------       ------   --------

Ratio of earnings to fixed charges plus
  preferred stock dividend requirements
  (pre-income tax basis) ....................          2.422            --         2.364          2.580           --      2.514
                                                    ========        ======        ======         ======       ======     ======

Notes: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.


                                                                    EXHIBIT 12
                                                                   PAGE 3 OF 3

                   MIDAMERICAN ENERGY COMPANY (consolidated)

              COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
            AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                  PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                (In Thousands)
                                  (Unaudited)


                                                           Twelve Months Ended                       Twelve Months Ended
                                                 ---------------------------------------    ------------------------------------
                                                            December 31, 1992                         December 31, 1991
                                                 ---------------------------------------    ------------------------------------
                                                                    Supplemental (a)                        Supplemental (a)
                                                                 -----------------------                    --------------------
                                                                                   As                                      As
                                                                 Adjustment     Adjusted                  Adjustment    Adjusted
                                                                 ----------     --------                  ----------    --------
Income from continuing operations ...........       $ 88,085        $   --      $ 88,085       $127,969       $   --    $127,969
                                                    --------        ------      --------       --------       -------   --------
Pre-tax (gain) loss of less than 50%
  owned persons .............................         (1,297)           --        (1,297)          (240)          --       (240)
                                                    --------        ------      --------       --------       -------   --------
Add (Deduct):
Total income taxes ..........................         26,812            --        26,812         59,604           --     59,604
Interest on long-term debt ..................        114,732         7,391       122,123        106,538        5,689    112,227
Other interest charges ......................          5,899            --         5,899         16,380           --     16,380
Interest on leases ..........................          2,386            --         2,386          3,795           --      3,795
                                                    --------        ------      --------       --------       ------   --------
                                                     149,829         7,391       157,220        186,317        5,689    192,006
                                                    --------        ------      --------       --------       ------   --------
  Earnings available for fixed charges ......        236,617         7,391       244,008        314,046        5,689    319,735
                                                    --------        ------      --------       --------       ------   --------

Fixed charges:
Interest on long-term debt ..................        114,732         7,391       122,123        106,538        5,689    112,227
Other interest charges ......................          5,899            --         5,899         16,380           --     16,380
Interest on leases ..........................          2,386            --         2,386          3,795           --      3,795
                                                    --------        ------      --------       --------       ------   --------
  Total fixed charges .......................        123,017         7,391       130,408        126,713        5,689    132,402
                                                    --------        ------      --------       --------       ------   --------

Ratio of earnings to fixed charges ..........          1.923            --         1.871          2.478           --      2.415
                                                    ========        ======      ========       ========       ======   ========

Preferred stock dividend requirements .......       $  8,735        $   --      $  8,735       $  9,708       $    --  $  9,708
Ratio of net income before income taxes
  to net income .............................         1.3044            --        1.3044         1.4658           --     1.4658
                                                    --------        ------      --------       --------       ------   --------
Preferred stock dividend requirements
  before income tax .........................         11,394            --        11,394         14,230           --     14,230
                                                    --------        ------      --------       --------       ------   --------
Fixed charges plus preferred stock
  dividend requirements .....................        134,411         7,391       141,802        140,943        5,689    146,632
                                                    --------        ------      --------       --------       ------   --------
Ratio of earnings to fixed charges plus
  preferred stock dividend requirements
  (pre-income tax basis) ....................          1.760            --         1.721          2.228           --      2.181
                                                    ========        ======      ========       ========       ======   ========

Notes: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.